EXHIBIT 32.2

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                   AS ADOPTED PURSUANT TO SECTION 906 OF
                       THE SARBANES-OXLEY ACT OF 2002

In connection with the Amended Annual Report on Form 10-KSB/A of Reclamation Consulting and Applications, Inc. (the"Company") for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Gordon W. Davies, President of the Company, and Michael C. Davies, Secretary of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1) The Amended Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Amended Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gordon W. Davies
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Gordon W. Davies
President

Dated: June 10, 2005

/s/ Michael C. Davies
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Michael C. Davies
Secretary

Dated:  June 10, 2005